UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Purchase and Sale Agreement

On June 17, 2025, EON Energy, LLC (“EON Energy”), a wholly owned subsidiary of EON Resources Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “PSA”) with WPP NM, L.L.C. and Northwest Central, L.L.C. (collectively the “Seller”) to acquire all of their respective estates and mineral rights created by the oil and gas leases and mineral estates in the South Justis Field located in the Permian Basin in Lea County, New Mexico (the “Leases”), (ii) all oil, gas, water injection wells, water disposal and other wells located on the Leases or on lands pooled therewith, together with (iii) all of Seller’s interest in the rights, appurtenances, contracts, personal property, and records related thereto (collectively, the “Assets”). The transactions contemplated by the PSA were consummated at a closing held on June 20, 2025 (the “Closing”).

In consideration of EON Energy’s purchase of the Assets, the Company issued 1,000,000 shares (the “Purchase Shares”) of its Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), to the Seller, with such Purchase Shares having an agreed upon deemed value of $1.00 per share. The Purchase Shares are subject to adjustments following Closing as follows: (i) reduction by the proceeds received by the Seller between June 1, 2025 (the “Effective Date”) and the date of Closing, (ii) reduction by any ad valorem and similar production taxes payable with respect to the Assets for all periods ending on or prior to the Effective Date to the extent not paid prior to the Closing Date, (iii) reduction by an amount equal to the Allocated Values (as defined in the PSA) of any Assets affected by a Title Defect (as defined in the PSA), and (iv) increase by the value of all merchantable oil in storage above the pipeline connection at the Effective Date that is credited to the Assets.

Within 60 business days following the Closing, EON Energy agreed to cause the Company to cause the registration of the Purchase Shares with the Securities and Exchange Commission (the “SEC”) by filing a registration statement on appropriate form (Form S-1 or Form S-3) covering the resale by the Seller of the Purchase Shares to permit their resale under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Purchase Shares are also subject to a leak out provision for a one-year period from the date of issuance which prohibits the Seller from selling the Purchase Shares, together with any other shares of Class A Common Stock that the Seller and/or it’s assigns may own, in any one trading day in an amount that would exceed ten percent (10%) of the average daily volume of all shares of Class A Common Stock traded during the immediately preceding 30-day trading period.

The PSA also contains customary representations, warranties and covenants of EON Energy and the Seller.

The foregoing description of the PSA is qualified in its entirety by reference to the full text of the PSA, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Master Services Agreement

On June 17, 2025, LH Operating, LLC (“LHO”), a wholly owned subsidiary of the Company, entered into a Master Services Agreement (the “MSA”) with Corsair Well Services, LLC (the “Contractor”). Pursuant to the MSA, the Contractor agreed to provide workover services in the Grayburg-Jackson Oil Field operated by LHO and the South Justis Field acquired by EON Energy (the “Services”) for an initial period of four months (the “Initial Period”), to continue thereafter until LHO has no further Credit (as defined below) with the Contractor.

LHO agreed to (i) prepay an initial $500,000 in cash to the Contractor, and (ii) cause the Company to issue 1,000,000 shares of Class A Common Stock (the “Service Shares”) to the Contractor with an agreed upon deemed value of $1.00 per share, each to be credited to LHO’s account with the Contractor (the “Credit”). The Contractor will provide the Services without cost or consideration to LHO for the first 30 days following commencement of the Services, and thereafter, the Services will be provided at agreed upon rates against the Credit.

If the Contractor sells any Service Shares prior to full application of the Credit, the actual gross price per share received by the Contractor for the sale of the Service Shares shall replace the $1.00 per share agreed upon deemed value for purposes of the Credit. In addition, if the Contractor sells any Service Shares at prices insufficient to cover the full amount of any invoices due for Services performed, then LHO will pay the Contractor in cash the shortfall between (i) the gross proceeds actually received by the Contractor from the sale of Service Shares, and (ii) the total amount of unpaid invoice(s) owed to the Contractor.

Within 60 business days following execution of the MSA, LHO agreed to cause the Company to cause the registration of the Service Shares with the SEC by filing a registration statement on appropriate form (Form S-1 or Form S-3) covering the resale by the Seller of the Service Shares to permit their resale under Rule 415 under the Securities Act. If the Service Shares are not timely registered, then LHO agreed to pay in cash for any Services provided and the Contractor will be obligated to remit Service Shares back to the Company in the amount of cash paid (using a $1.00 per share value). The Service Shares are also subject to a leak out provision for a one-year period from the date of issuance which prohibits the Contractor from selling the Service Shares, together with any other shares of Class A Common Stock that the Contractor and/or it’s assigns may own, in any one trading day in an amount that would exceed ten percent (10%) of the average daily volume of all shares of Class A Common Stock traded during the immediately preceding 30-day trading period.

The foregoing description of the MSA is qualified in its entirety by reference to the full text of the MSA, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in “Item 1.01 Entry into a Material Definitive Agreement” related to the issuance of the Purchase Shares and the Service Shares is hereby incorporated by reference into this Item 3.02. The Company issued the Purchase Shares and the Service Shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 8.01. Other Events

On June 20, 2025, the Company issued a press release announcing the PSA and the transactions contemplated thereby. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
10.1†	Purchase and Sale Agreement by and among EON Energy, LLC, WPP NM, L.L.C., and Northwest Central, L.L.C., dated June 17, 2025.
10.2	Master Services Agreement by and between LHO Operating, LLC and Corsair Well Services, LLC, dated June 17, 2025.
99.1	Press Release of EON Resources Inc. dated June 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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